UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2014

AmeriGas Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-13692	23-2787918
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

460 No. Gulph Road, King of Prussia, Pennsylvania	19406
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 610 337-7000
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On May 7, 2014, AmeriGas Propane, Inc., the general partner of AmeriGas Partners, L.P. (the “Partnership”), issued a press release announcing financial results for the Partnership for the fiscal quarter ended March 31, 2014. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
On May 8, 2014, the Partnership will hold a live Internet Audio Webcast of its conference call to discuss its financial results for the fiscal quarter ended March 31, 2014.
Presentation materials containing certain historical and forward-looking information relating to the Partnership (the “Presentation Materials”) have been made available on the Partnership’s website. A copy of the Presentation Materials is furnished as Exhibit 99.2 to this report and is incorporated herein by reference in this Item 7.01. All information in Exhibit 99.2 is presented as of the particular dates referenced therein, and the Partnership does not undertake any obligation to, and disclaims any duty to, update any of the information provided.
In accordance with General Instruction B.2 of Form 8-K, the information in this report, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and will not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in that filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are being furnished herewith:

99.1	Press Release of AmeriGas Partners, L.P. dated May 7, 2014.
99.2	Presentation of AmeriGas Partners, L.P. dated May 8, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmeriGas Partners, L.P.

May 8, 2014	By:	/s/ Daniel J. Platt
Name: Daniel J. Platt
Title: Treasurer

EXHIBIT INDEX
The Following Exhibits Are Furnished:

EXHIBIT NO.	DESCRIPTION
99.1	Press Release of AmeriGas Partners, L.P. dated May 7, 2014.
99.2	Presentation of AmeriGas Partners, L.P. dated May 8, 2014.